UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	April 12, 2022

VerifyMe, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39332	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 S. Clinton Ave., Suite 510, Rochester, New York		14604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(585) 736-9400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRME	The Nasdaq Capital Market
Warrants to Purchase Common Stock	VRMEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 12, 2022, VerifyMe, Inc. (“we,” “us” or the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the Purchasers identified therein (the “Purchasers”) providing for the issuance and sale to the Purchasers of an aggregate of 880,208 shares of our common stock the (“Common Shares”), a pre-funded warrant to purchase up to 675,000 shares of our common stock (the “Pre-Funded Warrant”) and warrants to purchase up to 1,555,208 shares of common stock (the “Common Warrants” and together with the Common Shares and the Pre-Funded Warrant, the “Securities”) for gross proceeds to the Company of approximately $5.0 million. The Pre-Funded Warrant is exercisable immediately and shall terminate when fully exercised and has an exercise price of $0.001. The Common Warrants will be exercisable for a period of five years commencing six months from the date of issuance and have an exercise price of $3.215 per share. Both the Common Warrants and Pre-Funded Warrant contain price adjustment provisions which may, under certain circumstances, reduce the applicable exercise price. We closed this transaction on April 14, 2022. In connection with this transaction, the Company paid the placement agent, Maxim Group LLC, a cash fee of approximately $340,000 at closing. Four of the Company’s directors, Scott Greenberg, Marshall Geller, Chris Gardner and Dr. Arthur Laffer, directly or through their affiliates, participated in the offering as Purchasers and acquired an aggregate of 93,312 Common Shares and 93,312 Common Warrants.

Also on April 12, 2022, in connection with the Securities Purchase Agreement, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers. Under the Registration Rights Agreement, we are required to file a registration statement (the “Registration Statement”) within 75 calendar days after the closing of the sale of the Securities. Our failure to meet the filing deadlines and other requirements set forth in the Registration Rights Agreement may subject us to monetary penalties.

In addition, on April 12, 2022, in connection with the Securities Purchase Agreement, we entered into lock-up agreements (collectively the “Lock-Up Agreements”) with our executive officers and directors. Under the Lock-Up Agreements, our executive officers and directors agreed to lock-up all Common Shares beneficially owned by them for a period of ninety (90) after the date of the Securities Purchase Agreement.

The Securities sold pursuant to the Securities Purchase Agreement have not been registered under the Securities Act of 1933 (the “Securities Act”) and have been issued under an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof and Rule 506 of Regulation D. The securities may not be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements.

The foregoing descriptions of the Securities Purchase Agreement, the Pre-Funded Warrant, the Common Warrants, the Registration Rights Agreement and Lock-up Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of each document. Copies of the Form of Securities Purchase Agreement, the Form of Registration Rights Agreement, the Form of Lock-Up Agreement, the Form of Pre-Funded Warrant and the Form of Common Warrants are attached as Exhibit 10.1, 10.2, 10.3, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety. On April 14, 2022, we issued the Securities to the Purchasers. The Securities were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Common Shares, the Pre-Funded Warrant, the Common Warrants and the shares to be issued upon exercise of each of the Pre-Funded Warrant and the Common Warrants have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 7.01	Regulation FD Disclosure

On April 12, 2022, we issued a press release announcing the entrance into the Securities Purchase Agreement. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

 On April 14, 2022, we issued a press release announcing the closing of the private placement described in the Securities Purchase Agreement. A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, Exhibit 99.1 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant
4.2	Form of Common Warrant
10.1	Form of Securities Purchase Agreement, dated April 12, 2022
10.2	Form of Registration Rights Agreement, dated April 12, 2022
10.3	Form of Lock-Up Agreement, dated April 12, 2022
99.1	Press release dated April 12, 2022
99.2	Press release dated April 14, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VerifyMe, Inc.

Date: April 18, 2022	By:	/s/ Patrick White
Patrick White
Chief Executive Officer